WEITZ PARTNERS, INC.

Partners Value Fund

Q U A R T E R L Y
R E P O R T

December 31, 2003

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WPVLX

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Historical Performance Information

The table below gives a long-term perspective of the Partners Value Fund (the “Fund”) and its predecessor, Weitz Partners II–Limited Partnership (the “Predecessor Partnership”). Performance numbers are after deducting all fees and expenses and assume reinvestment of dividends. The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Predecessor Partnership and is portfolio manager for the Fund. The Fund’s investment objectives, policies, guidelines and restrictions are materially equivalent to those of the Predecessor Partnership. The table also sets forth average annual total return data for the Fund and the Predecessor Partnership for the one, five and ten year periods ended December 31, 2003, calculated in accordance with SEC standardized formulas.

Period Ended	Partners II	S&P 500	Period Ended	Partners Value	S&P 500
12/31/83†	9.9%	4.2%	12/31/94	-9.0%	1.3%
12/31/84	14.5	6.3	12/31/95	38.7	37.5
12/31/85	40.7	31.7	12/31/96	19.2	22.9
12/31/86	11.1	18.7	12/31/97	40.6	33.4
12/31/87	4.3	5.3	12/31/98	29.1	28.6
12/31/88	14.9	16.5	12/31/99	22.1	21.0
12/31/89	20.3	31.6	12/31/00	21.1	-9.1
12/31/90	-6.3	-3.1	12/31/01	-0.9	-11.8
12/31/91	28.1	30.2	12/31/02	-17.0	-22.1
12/31/92	15.1	7.6	12/31/03	25.4	28.7
12/31/93	23.0	10.1	Cumulative	1,904.4	1,092.3

			Average Annual Compound Return (Since inception June 1, 1983)

				15.7	12.8

The Fund’s average annual total return for the one, five and ten year periods ended December 31, 2003, was 25.4%, 8.8% and 15.3%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

†	Return is for the period 6/1/83 through 12/31/83

2

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND

The chart below depicts the change in the value of a $25,000 investment in the Predecessor Partnership and the Fund for the period March 31, 1993 through December 31, 2003, as compared with the growth of the Standard & Poor’s 500 Index during the same period. The Standard & Poor’s 500 Index is an unmanaged index consisting of 500 companies generally representative of the market for stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. As indicated, $25,000 originally invested in the Predecessor Partnership on March 31, 1993, would have been valued at $119,698 on December 31, 2003.

Average Annual Total Returns

	1-Year	5-Year	10-Year

Partners Value Fund	25.4%	8.8%	15.3%
Standard & Poor’s 500 Index	28.7%	-0.6%	11.1%

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance data presented includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund’s performance might have been adversely affected.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
December 31, 2003 – Quarterly Report

January 10, 2004

Dear Fellow Shareholder:

        I am very pleased to report that our Fund gained +10.7% in the 4th quarter of 2003 vs. a gain of +12.2% for the S&P 500. This brings our total return for the year (after fees and expenses) to +25.4% vs. +28.7% for the S&P. Our relatively large cash position kept us from beating our primary benchmark, the S&P, but I feel good about a +25% year.

        Although this past year has been especially profitable for us, the longer-term history is more significant. The table below shows total returns for our Fund, the S&P 500 (larger companies), the Russell 2000 (smaller companies), the Nasdaq Composite (a proxy for technology stocks), and our peer group of mutual funds (according to Lipper Analytical Services).

	Average Annual Total Returns*

	1-Year	3-Year	5-Year	10-Year	15-Year	20-Year

Weitz Partners Value Fund	25.4%	1.0%	8.8%	15.3%	15.3%	15.6%
S&P 500	28.7	-4.0	-0.6	11.1	12.2	13.0
Russell 2000	47.3	6.3	7.1	9.5	N.A.	N.A.
Nasdaq Composite	50.8	-6.3	-1.4	9.9	11.7	10.4
Average Growth and Income Fund	27.6	-1.9	1.9	9.9	N.A.	N.A.

*	All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends (except for the 10, 15 and 20-year Nasdaq numbers for which reinvestment of dividend information was not available).

Mutual Fund Industry Developments

        A lot of good things have happened this year—for the economy, the stock market, and our Fund—but the good financial news has been somewhat overshadowed by the disclosures of abuses by mutual fund companies. In our last quarterly letter, we discussed market timing and late trading. We are not likely targets for these schemes since we do not generally own foreign securities, and we remain confident that the integrity of our people and procedures has protected our shareholders from these abuses.

        More recent revelations have dealt with some funds’ use of “directed brokerage” to reward brokers for recommending those funds to the brokers’ clients and the failure to pass through volume commission discounts. Our Funds are “no load” (no commissions are charged to buy or sell fund shares), we have no 12b-1 fees, and we do not use directed brokerage as incentives to brokers. Thus, these subjects do not apply to our Funds.

        We do not blame shareholders for being confused and dismayed by these recent disclosures. We are appalled, too. However, we believe that our Funds (and many others run by honest, thoughtful managers) have played by the rules and that we have consistently put our shareholders’ interests first. If you have questions about any facet of our management of your account, we encourage you to call our client service representatives to get clarification.

4

Market Commentary

        Long-time clients and readers of these letters should know better than to even read this section. They know that we always plead ignorance when it comes to predicting behavior of the economy, interest rates, commodity prices, politics…and, regrettably, stock prices. Nevertheless, there are always some ‘inquiring minds’ who ‘want to know’ and ask the questions, so here are some of our working assumptions, such as they are:

        Dollar Weakness: Even Warren Buffett has gone public with a lament that our consuming ways will eventually lead to trouble. A weak dollar makes imports more expensive, which is inflationary. On the other hand, it encourages exports and discourages imports, which protects domestic companies and jobs—at least temporarily. A weak dollar penalizes foreign investors in American stocks and bonds, and our government is quite dependant on foreign capital to finance our budget deficits and to keep our stock market advancing. At some point, the consequences could be very serious, but we are investing on the assumption that the disaster scenarios are not in the cards.

        Interest Rates: Interest rates are very low even though the economy seems to be improving. The Federal Reserve may be keeping short-term rates artificially low to nurture a fragile recovery or to sustain a strong housing market. At any rate, conventional wisdom would suggest that, on average, rates will be higher over the next few years than they are today. We assume that rates will rise at some point and that financial institutions know this. Interest rate changes are most disruptive if they are unexpected and extreme, and while we would expect plenty of short-term spikes and dips that will ruffle the stock and bond markets (and our portfolio), we think our companies will be able to cope reasonably well.

        Geopolitics and Terrorism: We assume that while the specific trouble spots will change, many of the world’s problems are not fixable, at least in the foreseeable future. Specific events are bound to cause periods of extreme volatility, and we just accept that. Our response to this danger is to diversify the portfolio, to buy companies with strong enough balance sheets to deal with external shocks and to hold some cash to allow us to take advantage of temporary panic selling. This definitely does not insulate us completely, but it should allow us to keep our capital intact during periods of adversity.

        Stock Market: The stocks of most of the companies we are attracted to seem, at best, fairly priced. We see few true bargains, though we are very comfortable with the long-term prospects of the companies in our portfolio. Given the volatility of the market, the situation could be completely different by the time you read this, but as of today, our expectations for performance from today’s price levels are modest.

5

Portfolio Review

        By far the greatest contributors to our performance in 2003 were companies in the mortgage industry. Lower interest rates, a mortgage refinancing boom, rising home prices, and very good credit experience combined to produce record earnings and strong stock performances for originators and servicers of mortgages, such as Countrywide Financial and Washington Mutual. Mortgage real estate investment trusts had even stronger years. Redwood Trust paid dividends of $7.35 per share and its stock rose from $27.70 to $50.85 for a total return of 110% for the year. Newcastle was split into two companies whose combined total return was roughly 92%. These companies enjoyed nearly perfect business conditions in 2003 and have had some windfall profits, so none is likely to repeat its 2003 performance, but we believe each has additional upside potential.

        Most of the rest of the portfolio made positive contributions. Charter was notable as its stock rose 240% (albeit from a very depressed base) and its bonds also provided very good total returns. Charter is not out of the financial woods yet, but new management has done a good job of improving operations and shoring up the balance sheet. Other large contributors to our gains last year were old favorites such as Liberty Media, Comcast, Westar Energy, Host Marriott, Park Place and Hilton. We had a few clunkers, such as Qwest, but they had very little impact.

        One relatively new area of investment for us is healthcare. Healthcare is a very complicated field because in addition to the science and technology that is foreign to most investors, the politics of reimbursement and rationing of care are complicated and unpredictable. This is our first serious venture into the field since 1993 when the proposed Clinton health plan set off panic among healthcare investors. Recent fears and confusion over changes in Medicare benefits, the likely impact of higher co-payments by patients, a rise in bad debt expense at hospitals, and some high profile scandals have combined to depress the stock prices of many sound healthcare companies.

        We made new investments this year in three healthcare companies—Laboratory Corporation of America, Triad Hospitals and First Health Group. Each is an established company in a different area of the healthcare industry, and we believe each is reasonably priced based on current levels of business and products already developed. Each also has very interesting growth prospects that could bring pleasant surprises to shareholders, but we are not depending on these new developments to justify current valuations.

        Cash and other reserves accounted for about 23% of the Fund at year-end. This high level of liquidity is a result of selling expensive stocks and finding few replacements, not a market call, but the cash dampened our performance.

Outlook

        As we have said the past several quarters, the outlook for business is reasonably good, but stock prices seem to be running ahead of the improvement in underlying business values. We feel very good about the prospects for the companies we own, and their stock prices are reasonable to mildly cheap. So, we are comfortable with our portfolio, but not expecting the kind of gains we experienced in 2003.

6

Shareholder Vote to Simplify and Update Our Fund Structure

        By the time you receive this letter, you may have received a thick document explaining proposed changes in our Fund structure. These proposals will not change our investment objectives, principal investment strategies or portfolio managers. However, they will simplify and update our Fund structure and lead to greater operational efficiencies that should benefit shareholders over the years. Your vote is important, so please vote when you receive your proxy card. If you have any questions about the proposals or voting process, please call Georgeson Shareholder Communications, toll-free at 1-866-861-2571.

Best Regards, Wallace R. Weitz Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

Shareholder Information Meeting

Please Mark Your Calendars—Our Annual Shareholder Information Meeting will be held on May 25th at the Scott Conference Center at 4:30 p.m.

7

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND Schedule of Investments in Securities December 31, 2003 (Unaudited)

Shares		Cost	Value

	COMMON STOCKS — 77.2%
	Banking — 7.6%
2,211,600	Greenpoint Financial Corp.	$28,575,762	$78,113,712
1,200,000	U.S. Bancorp	17,820,939	35,736,000
2,600,000	Washington Mutual, Inc.	58,703,300	104,312,000

		105,100,001	218,161,712

	Cable Television — 8.5%
8,167,995	Adelphia Communications Corp. CL A* #	1,514,658	4,900,797
13,100,000	Charter Communications, Inc., CL A*	112,195,407	52,662,000
4,900,000	Comcast Corp. - Special CL A* (a)	117,965,473	153,272,000
3,150,000	Insight Communications Co.*	55,263,131	32,476,500

		286,938,669	243,311,297

	Consumer Products and Services — 1.1%
4,340,000	Six Flags, Inc.*	61,352,118	32,636,800

	Financial Services — 11.2%
1,100	Berkshire Hathaway, Inc. CL A*	64,076,393	92,675,000
34,000	Berkshire Hathaway, Inc. CL B* (a)	65,703,098	95,710,000
700,000	Fannie Mae	46,792,690	52,542,000
1,400,000	Freddie Mac	71,132,166	81,648,000
1,486,500	Imperial Credit Industries, Inc.*	3,716	2,973

		247,708,063	322,577,973

	Health Care — 1.7%
815,100	First Health Group Corp.*	15,371,348	15,861,846
519,800	Laboratory Corporation of America Holdings*	15,543,329	19,206,610
392,000	Triad Hospitals, Inc.*	11,332,286	13,041,840

		42,246,963	48,110,296

	Information Services — 0.0%
130,409	Intelligent Systems Corp.*	122,348	221,695

8

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND Schedule of Investments in Securities, Continued

Shares		Cost	Value

	Lodging and Gaming — 9.9%
1,424,500	Extended Stay America, Inc.	$8,928,460	$20,626,760
490,000	Harrah’s Entertainment, Inc.	16,283,825	24,387,300
4,500,000	Hilton Hotels Corp.	36,111,702	77,085,000
15,000,000	Park Place Entertainment Corp.*	146,558,138	162,450,000

		207,882,125	284,549,060

	Media and Entertainment — 10.3%
114,800	Daily Journal Corp.*†	2,952,881	3,558,800
16,300,000	Liberty Media Corp. - A*	189,398,776	193,807,000
125,000	Washington Post Co. CL B	63,730,250	98,925,000

		256,081,907	296,290,800

	Mortgage Banking — 3.0%
1,133,333	Countrywide Financial Corp.	20,325,846	85,963,308

	Printing Services — 0.8%
4,675,400	Mail-Well, Inc.* †	26,091,504	21,553,594

	Real Estate and Construction — 0.6%
369,300	Forest City Enterprises, Inc. CL A	5,137,132	17,545,443

	Real Estate Investment Trusts — 6.9%
11,600,000	Host Marriott Corp.*	101,702,873	142,912,000
104,675	Medical Office Properties, Inc.#	2,088,266	1,046,750
240,000	Newcastle Investment Corp.	4,200,000	6,504,000
457,830	Newcastle Investment Holdings Corp.#	96,186	325,060
457,830	Newcastle Investment Holdings LLC*#	68,675	1,986,982
910,000	Redwood Trust, Inc.	17,260,367	46,273,500

		125,416,367	199,048,292

9

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND Schedule of Investments in Securities, Continued

Shares		Cost	Value

	Restaurants — 0.6%
500,000	Papa John’s International, Inc.*	$11,789,250	$16,690,000

	Retail — 2.5%
200,000	Costco Wholesale Corp.* (a)	5,857,160	7,436,000
2,900,000	Safeway, Inc.* (a)	66,030,269	63,539,000

		71,887,429	70,975,000

	Telecommunications — 12.1%
1,300,000	Alltel Corp.	69,107,659	60,554,000
188,500	Centennial Communications Corp.*	295,637	991,510
9,200,000	Citizens Communications Co.*	109,629,914	114,264,000
18,578,000	Qwest Communications International, Inc.*	226,092,483	80,256,960
800,000	Sprint Corp.	15,200,000	13,136,000
1,250,000	Telephone and Data Systems, Inc.	85,474,120	78,187,500

		505,799,813	347,389,970

	Utilities — 0.4%
601,000	Westar Energy, Inc.	9,581,929	12,170,250

	Total Common Stocks	1,983,461,464	2,217,195,490

Face Amount

	CORPORATE BONDS — 0.3%
$5,000,000	Charter Communications, Inc. 8.25% 4/01/07	3,501,281	4,725,000
5,000,000	Charter Communications, Inc. 10.75% 10/01/09	3,481,545	4,612,500

	Total Corporate Bonds	6,982,826	9,337,500

10

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND Schedule of Investments in Securities, Continued

Face amount or shares		Cost	Value

	U.S. GOVERNMENT AND AGENCY SECURITIES — 3.7%
$40,000,000	Federal Home Loan Bank 3.625% 10/15/04	$39,837,154	$40,740,360
60,000,000	Federal Home Loan Bank 4.125% 11/15/04	59,872,266	61,473,000
2,500,000	Federal Home Loan Bank 6.44% 11/28/05	2,500,868	2,713,025

	Total U.S. Government and Agency Securities	102,210,288	104,926,385

	SHORT-TERM SECURITIES — 18.5%
51,521,581	Milestone Treasury Obligations Portfolio	51,521,581	51,521,581
54,349,365	Wells Fargo Government Money Market Fund	54,349,365	54,349,365
76,000,000	Federal Home Loan Bank Discount Notes	75,964,954	75,972,825
	due 1/12/04 to 3/17/04
349,500,000	U.S Treasury Bills due 1/22/04 to 3/25/04	348,995,883	349,026,672

	Total Short-Term Securities	530,831,783	530,870,443

	Total Investments in Securities	$2,623,486,361	2,862,329,818

	Total Options Written — 0.0%		(1,285,000)
	Other Assets Less Liabilities — 0.3%		9,473,391

	Total Net Assets — 100%		$2,870,518,209

	Net Asset Value Per Share		$21.48

11

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND Schedule of Investments in Securities, Continued

Shares subject to option		Expiration date/ Strike price	Value

	OPTIONS WRITTEN
	Covered Call Options
300,000	Comcast Corp. - Special CL A*	January 2004/30	$(450,000)
200,000	Costco Wholesale Corp.*	April 2004/35	(680,000)
400,000	Safeway, Inc.*	January 2004/22.50	(120,000)
200,000	Safeway, Inc.*	January 2004/25	(5,000)

			(1,255,000)

	Put Options
300,000	Comcast Corp. - Special CL A*	January 2004/27.50	(30,000)

	Total Options Written (premiums received $3,201,888)		$(1,285,000)

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid security

(a)	Fully or partially pledged as collateral on outstanding written options

12

Board of Directors
   Lorraine Chang
   John W. Hancock
   Richard D. Holland
   Thomas R. Pansing, Jr.
   Delmer L. Toebben
   Wallace R. Weitz

Officers
   Wallace R. Weitz, President
   Mary K. Beerling, Vice-President & Secretary
   Linda L. Lawson, Vice-President

Investment Adviser
   Wallace R. Weitz & Company

Distributor
   Weitz Securities, Inc.

Custodian
   Wells Fargo Bank Minnesota,
   National Association

Transfer Agent and Dividend Paying Agent
   Wallace R. Weitz & Company

Sub-Transfer Agent
   Boston Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Partners, Inc. — Partners Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

1/23/04